UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

800 Royal Oaks Drive, Suite 210
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On June 1, 2018, AeroVironment, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Webasto Charging Systems, Inc. (the “Purchaser”), pursuant to which the Company agreed to sell, and the Purchaser agreed to acquire, the Company’s Efficient Energy Systems business segment, which designs, manufactures, and sells energy products and solutions, including, but not limited to, products and solutions related to electric vehicle charging, industrial charging, power management, and power cycling and test systems (the “EES Business”).

As aggregate consideration for the EES Business, Purchaser will pay $35.0 million in cash at the closing of the transaction (subject to certain working capital and other pre- and post-closing adjustments as set forth in the Purchase Agreement) and assume certain post-closing liabilities. The Purchase Agreement contains customary representations, warranties and covenants made by each of Purchaser and the Company, as well as mutual indemnification obligations.

The transactions contemplated by the Purchase Agreement are subject to certain closing conditions, including: (i) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), (ii) each party’s compliance with its covenants and agreements contained in the Purchase Agreement (subject to customary materiality qualifiers), (iii) the execution by the parties of certain ancillary agreements and (iv) other customary closing conditions.

The Purchase Agreement may be terminated under certain circumstances, including: (i) by mutual written consent of the parties, (ii) by the Company if Purchaser breaches any representation or warranty or otherwise fails to perform its obligations or comply with all applicable covenants in all material respects, subject to a cure period; (iii) by Purchaser if the Company breaches any representation or warranty or otherwise fails to perform its obligations or comply with all applicable covenants in all material respects, subject to a cure period; or (iv) by either party in the event that any law makes consummation of the transactions contemplated by the Purchase Agreement illegal or otherwise prohibited or any governmental authority issues a final and non-appealable order restraining or enjoining the transactions contemplated by the Purchase Agreement.

The Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transaction, including: (i) acceptance of employment offers from Purchaser by certain key employees of the Company, (ii) certain sublease and assignment agreements related to the EES Business, (iii) a transition services agreement pursuant to which the Company will provide Purchaser certain services to accommodate the transition of the EES Business to Purchaser and (iv) other customary ancillary agreements.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement. The Company will file the Purchase Agreement as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending July 29, 2018.

Item 2.05.  Costs Associated with Exit or Disposal Activities

In connection with the matters described under Item 1.01, which description is incorporated herein by reference, the Company estimates it will incur certain material costs associated with management’s plan to exit the Company’s EES Business segment including, but not limited to, legal and other transaction advisory fees, and other transaction related costs. These currently known costs associated with the sale of the EES Business are expected to be approximately $1.5 million. However, certain other costs associated with selling or exiting the EES Business are not currently reasonably estimable. At future reporting dates, the Company will present the EES Business as discontinued operations as the business meets the held for sale criteria as determined under accounting principles generally accepted in the United States.

All of the above charges, the nature of such charges and the effect of such charges are estimates and are subject to change.

Item 7.01.  Regulation FD Disclosure.

On June 4, 2018, the Company issued a press release announcing its entry into the Purchase Agreement and Services Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	AeroVironment, Inc. press release dated June 4, 2018.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “might,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” and similar words, although some forward-looking statements are expressed differently. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include: the ability to successfully consummate the transactions contemplated by the Purchase Agreement on a timely basis, if at all, including the satisfaction of the closing conditions of the transactions; the risk that disruptions will occur from the transactions that will harm the Company’s business; and any disruptions or threatened disruptions to the relationships of the Company with its distributors, suppliers, customers and employees. Forward-looking statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. The Company is subject to additional risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis and expectations only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: June 4, 2018	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer